Quarterly Holdings Report
for

Fidelity® Variable Insurance Products:

Utilities Portfolio

September 30, 2020

VUT-QTLY-1120
1.807738.116

Schedule of Investments September 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Electric Utilities - 60.5%
Electric Utilities - 60.5%
American Electric Power Co., Inc.	98,342	$8,037,492
Duke Energy Corp.	54,747	4,848,394
Edison International	225,308	11,454,659
Entergy Corp.	81,601	8,040,147
Evergy, Inc.	136,161	6,919,702
Exelon Corp.	288,886	10,330,563
FirstEnergy Corp.	270,589	7,768,610
NextEra Energy, Inc.	71,617	19,878,015
NRG Energy, Inc.	95,152	2,924,972
PG&E Corp. (a)	589,369	5,534,175
Pinnacle West Capital Corp.	21,500	1,602,825
PNM Resources, Inc.	32,372	1,337,935
Portland General Electric Co.	10,190	361,745
PPL Corp.	71,700	1,950,957
Southern Co.	146,990	7,969,798
		98,959,989
Independent Power and Renewable Electricity Producers - 11.8%
Independent Power Producers & Energy Traders - 10.0%
Clearway Energy, Inc.:
Class A	22,200	548,340
Class C	175,423	4,729,404
The AES Corp.	450,925	8,166,252
Vistra Corp.	158,356	2,986,594
		16,430,590
Renewable Electricity - 1.8%
NextEra Energy Partners LP	47,360	2,839,706
Sunnova Energy International, Inc. (a)	1,437	43,699
		2,883,405

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		19,313,995

Multi-Utilities - 25.4%
Multi-Utilities - 25.4%
CenterPoint Energy, Inc.	442,381	8,560,072
Dominion Energy, Inc.	218,479	17,244,547
NiSource, Inc.	77,600	1,707,200
Public Service Enterprise Group, Inc.	138,901	7,627,054
Sempra Energy	55,215	6,535,247
		41,674,120
Water Utilities - 0.4%
Water Utilities - 0.4%
Essential Utilities, Inc.	16,400	660,100
TOTAL COMMON STOCKS
(Cost $136,642,688)		160,608,204
TOTAL INVESTMENT IN SECURITIES - 98.1%
(Cost $136,642,688)		160,608,204
NET OTHER ASSETS (LIABILITIES) - 1.9%		3,037,074
NET ASSETS - 100%		$163,645,278

Legend

 (a) Non-income producing

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,862
Fidelity Securities Lending Cash Central Fund	3,130
Total	$17,992

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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